                                   MORTGAGE

      Easton Family Golf Centers, Inc., a corporation duly established under the laws of Delaware having its usual place of business at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 (the Mortgagor), for consideration paid, grants to Tri-Town Sports, Inc. a corporation duly established under the laws of the Commonwealth of Massachusetts and having its usual place of business at 1200 Providence Highway, Sharon, Norfolk County, Massachusetts 02067 (the Mortgagee) with MORTGAGE COVENANTS to secure the payment of One Hundred Forty Thousand and 00/100 Dollars ($140,000.00) as provided in its note of even, the land in Easton, Bristol County, Massachusetts described as follows:

PARCEL ONE

The land in Easton, Bristol County, Massachusetts shown as Lot 3 on a Plan of Land entitled "Plan of Land in Easton Massachusetts, Prepared for Foundry Tumpike Limited Partnership, 61 Main Street, Andover, MA 01810, Scale 1"=100',
Date: 09-03-91, Prepared by K & Associates", being recorded as Plan 316-40.

Said Lot 3 contains 1,021,632 square feet of land more or less all as shown on said plan.

PARCEL TWO

The land in Easton, Bristol County, MA shown as Lot 4A on a Plan of Land entitled, "Plan of Land in Easton Massachusetts, Prepared for Foundry Tumpike Limited Partnership, 61 Main Street, Andover, MA 01810, Scale: 1" = 100',
Date: 12/02192, Prepared by K & Associates/LAN-COM, Inc." recorded as Plan
________________.

Said Lot 4A contains 2,430,983 square feet of land (55.808 acres) more or less all as shown on said plan.

This mortgage is subject to a $350,000.00 mortgage from Easton
Family Golf Centers, Inc. to Tri-Town Sports, Inc. of even date and recorded herewith.

      For title, see deed of Tri-Town Sports, Inc. recorded herewith.

      This mortgage is upon the STATUTORY CONDITION, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

      IN WITNESS WHEREOF, the said Easton Family Golf Centers, Inc. has caused its corporate sale to be hereto affixed and these presents to be signed, acknowledged and delivered in its name and behalf by Dominic Chang, its President, and Krishnan Thampi, its Treasurer, this __ day of ____________, 1996.

                               Easton Family Golf Centers, Inc.


                                      By:
                                    Dominic Chang, President


                                      By:
                                    Krishnan Thampi, Treasurer


                               STATE OF NEW YORK

________________, ss.               _________________, 1996


      Then personally appeared the above-named Dominic Chang, as he is President of Easton Family Golf Centers, Inc. and acknowledged the foregoing to be the free act and deed of said corporation, before me,
                                    -----------------------------
                                    Notary Public


                                    My Commission Expires: _______



                               STATE OF NEW YORK


________________, ss.               _________________, 1996


      Then personally appeared the above-named Krishnan Thampi as he is Treasurer of Easton Family Golf Centers, Inc. and acknowledged the foregoing to be the free act and deed of said corporation, before me,


                                    -----------------------------
                                    Notary Public


                                    My Commission Expires: _______





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